                                                                    Exhibit 21.1

EXHIBIT C


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                          PERIOD ENDING AUGUST 31, 2002


The information which is required to be prepared with respect to the Payment Date of September 20, 2002, and with respect to the performance of the Trust during the period of August 1, 2002 through August 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the
                  Class A Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            2.  The amount of distribution in respect to principal payment to the
                  Class B Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            3.  The amount of distribution in respect to principal payment to the
                  Class C Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            4.  The amount of distribution in respect to principal payment to the
                  Class D Noteholder .......................................................                   $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest ......                   $            1.69424
                                                                                                               --------------------

            2.  The amount of distribution in respect to the Class B Monthly Interest ......                   $            2.02146
                                                                                                               --------------------

            3.  The amount of distribution in respect to the Class C Monthly Interest ......                   $            2.62424
                                                                                                               --------------------

            4.  The amount of distribution in respect to the Class D Monthly Interest ......                   $            4.13118
                                                                                                               --------------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder ......                   $            1.69424
                                                                                                               --------------------

            2.  The total amount of distribution in respect to the Class B Noteholder ......                   $            2.02146
                                                                                                               --------------------

            3.  The total amount of distribution in respect to the Class C Noteholder ......                   $            2.62424
                                                                                                               --------------------

            4.  The total amount of distribution in respect to the Class D Noteholder ......                   $            4.13118
                                                                                                               --------------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date ...........                   $     405,001,422.02
                                                                                                               --------------------

            2.  The aggregate amount of such Collections with respect to Finance
                  Charge and Administrative Receivables for the Monthly Period
                  preceding such Payment Date ..............................................                   $      46,046,924.18
                                                                                                               --------------------

            3.  Recoveries for the preceding Monthly Period ................................                   $         935,941.42
                                                                                                               --------------------

            4.  The Defaulted Amount for the preceding Monthly Period ......................                   $      16,868,479.86
                                                                                                               --------------------

            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
                  Monthly Period, and the denominator is the average Receivables for
                  the preceding Monthly Period .............................................                                   8.76%
                                                                                                               --------------------

            6.  The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period ................................                   $   2,112,066,702.47
                                                                                                               --------------------

            7.  The total amount of Principal Receivables in the trust as of the last
                  day of the preceding Monthly Period ......................................                   $   2,155,058,719.59
                                                                                                               --------------------

            8.  The total amount of Finance Charge and Administrative Receivables in
                  the Trust at the beginning of the preceding Monthly Period ...............                   $      50,108,746.33
                                                                                                               --------------------

            9.  The total amount of Finance Charge and Administrative Receivables in
                  the Trust as of the last day of the preceding Monthly Period .............                   $      49,717,285.04
                                                                                                               --------------------

            10. The aggregated Adjusted Invested Amounts of all Series of Notes
                  outstanding as of the last day of the preceding Monthly Period ...........                   $   1,766,818,063.00
                                                                                                               --------------------

            11. The Transferor Interest as of the last day of the preceding Monthly
                  Period ...................................................................                   $     388,240,656.59
                                                                                                               --------------------

            12. The Transferor Percentage as of the last day of the preceding
                  Monthly Period ...........................................................                                  18.02%
                                                                                                               --------------------

            13. The Required Transferor Percentage .........................................                                   7.00%
                                                                                                               --------------------

            14. The monthly principal payment rate for the preceding Monthly Period ........                                 19.176%
                                                                                                               --------------------

            15. The balance in the Excess Funding Account as of the last day of the
                  preceding  Monthly Period ................................................                   $                 --
                                                                                                               --------------------

            16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                     Percentage         Aggregate
                                                                      of Total           Account
                                                                     Receivables         Balance

                     (a) Delinquent between 30 days and 59 days           2.094%    $ 46,171,392.10
                     (b) Delinquent between 60 days and 89 days           1.501%    $ 33,083,636.27
                     (c) Delinquent between 90 days and 119 days          1.177%    $ 25,944,646.20
                     (d) Delinquent between 120 days and 149 days         0.924%    $ 20,371,817.38
                     (e) Delinquent between 150 days and 179 days         0.952%    $ 20,998,909.90
                     (f) Delinquent 180 days or greater                   0.000%    $      8,777.77
                                                                     ----------     ---------------
                     (e) Aggregate                                        6.648%    $146,579,179.62
                                                                     ==========     ===============

V.    Information regarding Series 2000-B

            1.  The amount of Principal Receivables in the Trust  represented by the
                  Invested Amount of Series 2000-B as of the last day of the related
                  Monthly Period ...........................................................                   $     600,000,000.00
                                                                                                               --------------------

            2.  The amount of Principal Receivables in the Trust represented by the
                  Adjusted Invested Amount of Series 2000-B on the last day of the
                  related Monthly Period ...................................................                   $     600,000,000.00
                                                                                                               --------------------
                                                                                               NOTEFACTORS
            3.  The amount of Principal Receivables in the Trust represented by the
                  Class A Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $     480,000,000.00
                                                                                                               --------------------

            4.  The amount of Principal Receivables in the Trust represented by the
                  Class B Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $      57,000,000.00
                                                                                                               --------------------

            5.  The amount of Principal Receivables in the Trust represented by the
                  Class C Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $      42,000,000.00
                                                                                                               --------------------

            6.  The amount of Principal Receivables in the trust represented by the
                  Class D Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $      21,000,000.00
                                                                                                               --------------------

            7.  The Floating Investor Percentage with respect to the period:

            August 1, 2002 through August 26, 2002 .........................................                             28.4081937%
                                                                                                               --------------------
            August 27, 2002 through August 31, 2002 ........................................                             27.7163419%
                                                                                                               --------------------

            8.  The Fixed Investor Percentage with respect to the period:

            August 1, 2002 through August 26, 2002 .........................................                            N/A
                                                                                                               --------------------
            August 27, 2002 through August 31, 2002 ........................................                            N/A
                                                                                                               --------------------

            9.  The amount of Investor Principal Collections applicable to Series
                  2000-B ...................................................................                   $     114,531,017.80
                                                                                                               --------------------

            10a. The amount of Available Finance Charge Collections on deposit in
                  the Collection Account on the related Payment Date .......................                   $      10,427,650.84
                                                                                                               --------------------

            10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
                  Section 8.04(a) of the Master Indenture ..................................                   $       2,608,872.99
                                                                                                               --------------------

            11.  The Investor Default Amount for the related Monthly Period ................                   $       4,704,790.04
                                                                                                               --------------------

            12.  The Monthly Servicing Fee for the related Monthly Period ..................                   $       1,000,000.00
                                                                                                               --------------------

            13.  Trust yields for the related Monthly Period

                a.  The cash yield for the related Monthly Period. .........................                                  26.07%
                                                                                                               --------------------

                b.  The default rate for the related Monthly Period ........................                                   9.41%
                                                                                                               --------------------

                c.  The Net Portfolio Yield for the related Monthly Period .................                                  16.66%
                                                                                                               --------------------

                d.  The Base Rate for the related Monthly Period ...........................                                   4.25%
                                                                                                               --------------------

                e.  The Excess Spread Percentage for the related Monthly Period ............                                  12.41%
                                                                                                               --------------------

                f.  The Quarterly Excess Spread Percentage for the related
                      Monthly Period .......................................................                                  11.86%
                                                                                                               --------------------
                        i)   Excess Spread Percentage related to Aug-02 ....................                                  12.41%
                                                                                                               --------------------

                        ii)  Excess Spread Percentage related to Jul-02 ....................                                  11.43%
                                                                                                               --------------------

                        iii) Excess Spread Percentage related to Jun-02 ....................                                  11.73%
                                                                                                               --------------------

            14. Floating Rate Determinations:

                LIBOR for the Interest Period from August 20 through and including
                  September 19, 2002. ......................................................                                1.79750%
                                                                                                               --------------------

            15. Principal Funding Account

                a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                      and withdraws for the related Payment Date) ..........................                   $                 --
                                                                                                               --------------------

                b.  The Accumulation Shortfall with respect to the related Monthly
                      Period ...............................................................                   $                 --
                                                                                                               --------------------

                c.  The Principal Funding Investment Proceeds deposited in the
                      Collection Account to be treated as Available Finance Charge
                      Collections ..........................................................                   $                 --
                                                                                                               --------------------

            16. Reserve Account

                a.  The amount on deposit in the Reserve Account on the related
                      Payment Date (after taking into consideration deposits and
                      withdraws for the related Payment Date) ..............................                   $                 --
                                                                                                               --------------------

                b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                      Charge Collections ...................................................                   $                 --
                                                                                                               --------------------

                c.  Interest earnings on the Reserve Account deposited into the
                      Collection Account to be treated as Available Finance Charge
                      Collections ..........................................................                   $                 --
                                                                                                               --------------------

            17. Cash Collateral Account

                a.  The Required Cash Collateral Account Amount on the related
                      Payment Date .........................................................                   $      10,500,000.00
                                                                                                               --------------------

                b.  The Available Cash Collateral Account Amount on the related
                      Payment Date .........................................................                   $      10,500,000.00
                                                                                                               --------------------

            18. Investor Charge-Offs

                a.  The aggregate amount of Investor Charge-Offs for the related
                      Monthly Period .......................................................                   $                 --
                                                                                                               --------------------

                b.  The aggregate amount of Investor Charge-Offs reimbursed on the
                      Payment Date .........................................................                   $                 --
                                                                                                               --------------------

            19. The Monthly Principal Reallocation Amount for the related Monthly
                  Period ...................................................................                   $                 --
                                                                                                               --------------------


                        Advanta Bank Corp.
                        as Servicer

                        By:     /s/ MARK SHAPIRO
                        Name:   Mark Shapiro
                        Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING AUGUST 31, 2002


The information which is required to be prepared with respect to the Payment Date of September 20, 2002, and with respect to the performance of the Trust during the period of August 1, 2002 through August 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the
                  Class A Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            2.  The amount of distribution in respect to principal payment to the
                  Class B Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            3.  The amount of distribution in respect to principal payment to the
                  Class C Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            4.  The amount of distribution in respect to principal payment to the
                  Class D Noteholder .......................................................                   $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest ......                   $            1.76313
                                                                                                               --------------------

            2.  The amount of distribution in respect to the Class B Monthly Interest ......                   $            2.15063
                                                                                                               --------------------

            3.  The amount of distribution in respect to the Class C Monthly Interest ......                   $            2.79646
                                                                                                               --------------------

            4.  The amount of distribution in respect to the Class D Monthly Interest ......                   $            4.99229
                                                                                                               --------------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder ......                   $            1.76313
                                                                                                               --------------------

            2.  The total amount of distribution in respect to the Class B Noteholder ......                   $            2.15063
                                                                                                               --------------------

            3.  The total amount of distribution in respect to the Class C Noteholder ......                   $            2.79646
                                                                                                               --------------------

            4.  The total amount of distribution in respect to the Class D Noteholder ......                   $            4.99229
                                                                                                               --------------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date ...........                   $     405,001,422.02
                                                                                                               --------------------

            2.  The aggregate amount of such Collections with respect to Finance
                  Charge and Administrative Receivables for the Monthly Period
                  preceding such Payment Date ..............................................                   $      46,046,924.18
                                                                                                               --------------------

            3.  Recoveries for the preceding Monthly Period ................................                   $         935,941.42
                                                                                                               --------------------

            4.  The Defaulted Amount for the preceding Monthly Period ......................                   $      16,868,479.86
                                                                                                               --------------------

            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
                  Monthly Period, and the denominator is the average Receivables for
                  the preceding Monthly Period .............................................                                   8.76%
                                                                                                               --------------------

            6.  The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period ................................                   $   2,112,066,702.47
                                                                                                               --------------------

            7.  The total amount of Principal Receivables in the trust as of the last
                  day of the preceding Monthly Period. .....................................                   $   2,155,058,719.59
                                                                                                               --------------------

            8.  The total amount of Finance Charge and Administrative Receivables in
                  the Trust at the beginning of the preceding Monthly Period. ..............                   $      50,108,746.33
                                                                                                               --------------------

            9.  The total amount of Finance Charge and Administrative Receivables in
                  the Trust as of the last day of the preceding Monthly Period. ............                   $      49,717,285.04
                                                                                                               --------------------

            10. The aggregated Adjusted Invested Amounts of all Series of Notes
                  outstanding as of the last day of the preceding Monthly Period ...........                   $   1,766,818,063.00
                                                                                                               --------------------

            11. The Transferor Interest as of the last day of the preceding Monthly
                  Period ...................................................................                   $     388,240,656.59
                                                                                                               --------------------

            12. The Transferor Percentage as of the last day of the preceding
                  Monthly Period ...........................................................                                  18.02%
                                                                                                               --------------------

            13. The Required Transferor Percentage .........................................                                   7.00%
                                                                                                               --------------------

            14. The monthly principal payment rate for the preceding Monthly Period ........                                 19.176%
                                                                                                               --------------------

            15. The balance in the Excess Funding Account as of the last day of the
                  preceding  Monthly Period ................................................                   $                 --
                                                                                                               --------------------

            16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                     Percentage        Aggregate
                                                                      of Total          Account
                                                                     Receivables        Balance

                     (a) Delinquent between 30 days and 59 days           2.094%    $ 46,171,392.10
                     (b) Delinquent between 60 days and 89 days           1.501%    $ 33,083,636.27
                     (c) Delinquent between 90 days and 119 days          1.177%    $ 25,944,646.20
                     (d) Delinquent between 120 days and 149 days         0.924%    $ 20,371,817.38
                     (e) Delinquent between 150 days and 179 days         0.952%    $ 20,998,909.90
                     (f) Delinquent 180 days or greater                   0.000%    $      8,777.77
                                                                     ----------     --------------
                     (e) Aggregate                                        6.648%    $146,579,179.62
                                                                     ==========     ==============

V.    Information regarding Series 2000-C

            1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of Series 2000-C as of the last day of the
                  related Monthly Period ...................................................                   $     400,000,000.00
                                                                                                               --------------------

            2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day
                  of the related Monthly Period ............................................                   $     400,000,000.00
                                                                                                               --------------------
                                                                                               NOTE FACTORS
            3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period ...................................................     1.0000        $     320,000,000.00
                                                                                                               --------------------

            4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period ...................................................     1.0000        $      38,000,000.00
                                                                                                               --------------------

            5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period ...................................................     1.0000        $      28,000,000.00
                                                                                                               --------------------

            6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period ...................................................     1.0000        $      14,000,000.00
                                                                                                               --------------------

            7.  The Floating Investor Percentage with respect to the period:

            August 1, 2002 through August 26, 2002 .........................................                             18.9387958%
                                                                                                               --------------------
            August 27, 2002 through August 31, 2002 ........................................                             18.4775613%
                                                                                                               --------------------

            8.  The Fixed Investor Percentage with respect to the period:

            August 1, 2002 through August 26, 2002 .........................................                           N/A
                                                                                                               --------------------
            August 27, 2002 through August 31, 2002 ........................................                           N/A
                                                                                                               --------------------

            9.  The amount of Investor Principal Collections applicable to
                  Series 2000-C ............................................................                   $      76,354,011.89
                                                                                                               --------------------

            10a. The amount of Available Finance Charge Collections on deposit
                   in the Collection Account on the related Payment Date ...................                   $       6,951,767.23
                                                                                                               --------------------

            10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant
                   to Section 8.04(a) of the Master Indenture ..............................                   $       1,739,248.66
                                                                                                               --------------------

            11. The Investor Default Amount for the related Monthly Period .................                   $       3,136,526.70
                                                                                                               --------------------

            12. The Monthly Servicing Fee for the related Monthly Period ...................                   $         666,666.67
                                                                                                               --------------------

            13. Trust yields for the related Monthly Period

                a.  The cash yield for the related Monthly Period. .........................                                  26.07%
                                                                                                               --------------------

                b.  The default rate for the related Monthly Period ........................                                   9.41%
                                                                                                               --------------------

                c.  The Net Portfolio Yield for the related Monthly Period .................                                  16.66%
                                                                                                               --------------------

                d.  The Base Rate for the related Monthly Period ...........................                                   4.38%
                                                                                                               --------------------

                e.  The Excess Spread Percentage for the related Monthly Period ............                                  12.28%
                                                                                                               --------------------

                f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..                                  11.73%
                                                                                                               --------------------

                        i)   Excess Spread Percentage related to Aug-02 ....................                                  12.28%
                                                                                                               --------------------

                        ii)  Excess Spread Percentage related to Jul-02 ....................                                  11.31%
                                                                                                               --------------------

                        iii) Excess Spread Percentage related to Jun-02 ....................                                  11.60%
                                                                                                               --------------------

            14. Floating Rate Determinations:

                LIBOR for the Interest Period from August 20 through and including
                  September 19, 2002. ......................................................                                1.79750%
                                                                                                               --------------------

            15. Principal Funding Account

                a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                      and withdraws for the related Payment Date) ..........................                   $                 --
                                                                                                               --------------------

                b.  The Accumulation Shortfall with respect to the related Monthly
                      Period ...............................................................                   $                 --
                                                                                                               --------------------

                c.  The Principal Funding Investment Proceeds deposited in the
                      Collection Account to be treated as Available Finance Charge
                      Collections ..........................................................                   $                 --
                                                                                                               --------------------

            16. Reserve Account

                a.  The amount on deposit in the Reserve Account on the related
                      Payment Date (after taking into consideration deposits and
                      withdraws for the related Payment Date) ..............................                   $                 --
                                                                                                               --------------------

                b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance
                      Charge Collections ...................................................                   $                 --
                                                                                                               --------------------

                c.  Interest earnings on the Reserve Account deposited into the
                      Collection Account to be treated as Available Finance Charge
                      Collections ..........................................................                   $                 --
                                                                                                               --------------------

            17. Cash Collateral Account

                a.  The Required Cash Collateral Account Amount on the related
                      Payment Date .........................................................                   $       7,000,000.00
                                                                                                               --------------------

                b.  The Available Cash Collateral Account Amount on the related
                      Payment Date .........................................................                   $       7,000,000.00
                                                                                                               --------------------

            18. Investor Charge-Offs

                a.  The aggregate amount of Investor Charge-Offs for the related
                      Monthly Period .......................................................                   $                 --
                                                                                                               --------------------

                b.  The aggregate amount of Investor Charge-Offs reimbursed on the
                      Payment Date .........................................................                   $                 --
                                                                                                               --------------------

            19. The Monthly Principal Reallocation Amount for the related Monthly
                  Period ...................................................................                   $                 --
                                                                                                               --------------------

                          Advanta Bank Corp.
                          as Servicer

                          By:    /s/ MARK SHAPIRO
                          Name:   Mark Shapiro
                          Title: Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING AUGUST 31, 2002


The information which is required to be prepared with respect to the Payment Date of September 20, 2002, and with respect to the performance of the Trust during the period of August 1, 2002 through August 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the
                  Class A Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            2.  The amount of distribution in respect to principal payment to the
                  Class B Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            3.  The amount of distribution in respect to principal payment to the
                  Class C Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            4.  The amount of distribution in respect to principal payment to the
                  Class D Noteholder .......................................................                   $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly
                  Interest .................................................................                   $            1.80618
                                                                                                               --------------------

            2.  The amount of distribution in respect to the Class B Monthly
                  Interest .................................................................                   $            2.27979
                                                                                                               --------------------

            3.  The amount of distribution in respect to the Class C Monthly
                  Interest .................................................................                   $            2.88257
                                                                                                               --------------------

            4.  The amount of distribution in respect to the Class D Monthly
                  Interest .................................................................                   $            5.85340
                                                                                                               --------------------

III.  Information regarding the total monthly distribution to the Noteholder
        (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A
                  Noteholder ...............................................................                   $            1.80618
                                                                                                               --------------------

            2.  The total amount of distribution in respect to the Class B
                  Noteholder ...............................................................                   $            2.27979
                                                                                                               --------------------

            3.  The total amount of distribution in respect to the Class C
                  Noteholder ...............................................................                   $            2.88257
                                                                                                               --------------------

            4.  The total amount of distribution in respect to the Class D
                  Noteholder ...............................................................                   $            5.85340
                                                                                                               --------------------

IV.   Information regarding the performance of the Advanta Business Card Master
        Trust

            1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date ...........                   $     405,001,422.02
                                                                                                               --------------------

            2.  The aggregate amount of such Collections with respect to Finance
                  Charge and Administrative Receivables for the Monthly Period
                  preceding such Payment Date ..............................................                   $      46,046,924.18
                                                                                                               --------------------

            3.  Recoveries for the preceding Monthly Period ................................                   $         935,941.42
                                                                                                               --------------------

            4.  The Defaulted Amount for the preceding Monthly Period ......................                   $      16,868,479.86
                                                                                                               --------------------

            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the
                  preceding Monthly Period, and the denominator is the average
                  Receivables for the preceding Monthly Period .............................                                   8.76%
                                                                                                               --------------------

            6.  The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period ................................                   $   2,112,066,702.47
                                                                                                               --------------------

            7.  The total amount of Principal Receivables in the trust as of the
                  last day of the preceding Monthly Period. ................................                   $   2,155,058,719.59
                                                                                                               --------------------

            8.  The total amount of Finance Charge and Administrative Receivables
                  in the Trust at the beginning of the preceding Monthly Period ............                   $      50,108,746.33
                                                                                                               --------------------

            9.  The total amount of Finance Charge and Administrative Receivables
                  in the Trust as of the last day of the preceding Monthly Period ..........                   $      49,717,285.04
                                                                                                               --------------------

            10. The aggregated Adjusted Invested Amounts of all Series of Notes
                  outstanding as of the last day of the preceding Monthly Period ...........                   $   1,766,818,063.00
                                                                                                               --------------------

            11. The Transferor Interest as of the last day of the preceding
                  Monthly Period ...........................................................                   $     388,240,656.59
                                                                                                               --------------------

            12. The Transferor Percentage as of the last day of the preceding
                  Monthly Period ...........................................................                                  18.02%
                                                                                                               --------------------

            13. The Required Transferor Percentage .........................................                                   7.00%
                                                                                                               --------------------

            14. The monthly principal payment rate for the preceding Monthly Period ........                                 19.176%
                                                                                                               --------------------

            15. The balance in the Excess Funding Account as of the last day of the
                  preceding  Monthly Period ................................................                   $                 --
                                                                                                               --------------------

            16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                     Percentage         Aggregate
                                                                      of Total           Account
                                                                     Receivables         Balance

                     (a) Delinquent between 30 days and 59 days           2.094%    $ 46,171,392.10
                     (b) Delinquent between 60 days and 89 days           1.501%    $ 33,083,636.27
                     (c) Delinquent between 90 days and 119 days          1.177%    $ 25,944,646.20
                     (d) Delinquent between 120 days and 149 days         0.924%    $ 20,371,817.38
                     (e) Delinquent between 150 days and 179 days         0.952%    $ 20,998,909.90
                     (f) Delinquent 180 days or greater                   0.000%    $      8,777.77
                                                                     ----------     ---------------
                     (e) Aggregate                                        6.648%    $146,579,179.62
                                                                     ==========     ===============

V.  Information regarding Series 2001-A

            1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of Series 2001-A as of the last day of the
                  related Monthly Period ...................................................                   $     300,000,000.00
                                                                                                               --------------------

            2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2001-A on the last day
                  of the related Monthly Period ............................................                   $     300,000,000.00
                                                                                                               --------------------
                                                                                               NOTE FACTORS
            3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $     240,000,000.00
                                                                                                               --------------------

            4.  The amount of Principal Receivables in the Trust represented by the
                  Class B Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $      28,500,000.00
                                                                                                               --------------------

            5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period ...................................................     1.0000        $      21,000,000.00
                                                                                                               --------------------

            6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period ...................................................     1.0000        $      10,500,000.00
                                                                                                               --------------------

            7.  The Floating Investor Percentage with respect to the period:

            August 1, 2002 through August 26, 2002 .........................................                             14.2040969%
                                                                                                               --------------------
            August 27, 2002 through August 31, 2002 ........................................                             13.8581709%
                                                                                                               --------------------

            8.  The Fixed Investor Percentage with respect to the period:

            August 1, 2002 through August 26, 2002 .........................................                            N/A
                                                                                                               --------------------
            August 27, 2002 through August 31, 2002 ........................................                            N/A
                                                                                                               --------------------

            9.  The amount of Investor Principal Collections applicable to
                  Series 2001-A ............................................................                   $      57,265,509.02
                                                                                                               --------------------

            10a. The amount of Available Finance Charge Collections on deposit
                   in the Collection Account on the related Payment Date ...................                   $       5,213,825.43
                                                                                                               --------------------

            10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant
                   to Section 8.04(a) of the Master Indenture ..............................                   $       1,304,436.50
                                                                                                               --------------------

            11. The Investor Default Amount for the related Monthly Period .................                   $       2,352,395.02
                                                                                                               --------------------

            12. The Monthly Servicing Fee for the related Monthly Period ...................                   $         500,000.00
                                                                                                               --------------------

            13. Trust yields for the related Monthly Period

                a.  The cash yield for the related Monthly Period ..........................                                  26.07%
                                                                                                               --------------------

                b.  The default rate for the related Monthly Period ........................                                   9.41%
                                                                                                               --------------------

                c.  The Net Portfolio Yield for the related Monthly Period .................                                  16.66%
                                                                                                               --------------------

                d.  The Base Rate for the related Monthly Period ...........................                                   4.48%
                                                                                                               --------------------

                e.  The Excess Spread Percentage for the related Monthly Period ............                                  12.18%
                                                                                                               --------------------

                f.  The Quarterly Excess Spread Percentage for the related Monthly
                      Period ...............................................................                                  11.63%
                                                                                                               --------------------

                        i)   Excess Spread Percentage related to Aug-02 ....................                                  12.18%
                                                                                                               --------------------

                        ii)  Excess Spread Percentage related to Jul-02 ....................                                  11.22%
                                                                                                               --------------------

                        iii) Excess Spread Percentage related to Jun-02 ....................                                  11.49%
                                                                                                               --------------------

            14. Floating Rate Determinations:

                LIBOR for the Interest Period from August 20 through and including
                  September 19, 2002 .......................................................                                1.79750%
                                                                                                               --------------------

            15. Principal Funding Account

                    a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                          deposits and withdraws for the related Payment Date) .............                   $                 --
                                                                                                               --------------------

                    b.  The Accumulation Shortfall with respect to the related
                          Monthly Period ...................................................                   $                 --
                                                                                                               --------------------

                    c.  The Principal Funding Investment Proceeds deposited in the
                          Collection Account to be treated as Available Finance
                          Charge Collections ...............................................                   $                 --
                                                                                                               --------------------

            16. Reserve Account

                    a.  The amount on deposit in the Reserve Account on the related
                          Payment Date (after taking into consideration deposits
                          and withdraws for the related Payment Date) ......................                   $                 --
                                                                                                               --------------------

                    b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                          Available Finance Charge Collections .............................                   $                 --
                                                                                                               --------------------

                    c.  Interest earnings on the Reserve Account deposited into the
                          Collection Account to be treated as Available Finance
                          Charge Collections ...............................................                   $                 --
                                                                                                               --------------------

            17. Cash Collateral Account

                a.  The Required Cash Collateral Account Amount on the related
                      Payment Date .........................................................                   $       5,250,000.00
                                                                                                               --------------------

                b.  The Available Cash Collateral Account Amount on the related
                      Payment Date .........................................................                   $       5,250,000.00
                                                                                                               --------------------

            18. Investor Charge-Offs

                a.  The aggregate amount of Investor Charge-Offs for the related
                      Monthly Period .......................................................                   $                 --
                                                                                                               --------------------

                b.  The aggregate amount of Investor Charge-Offs reimbursed on the
                      Payment Date .........................................................                   $                 --
                                                                                                               --------------------

            19. The Monthly Principal Reallocation Amount for the related Monthly
                  Period ...................................................................                   $                 --
                                                                                                               --------------------

                        Advanta Bank Corp.
                        as Servicer

                        By:    /s/ MARK SHAPIRO
                        Name:  Mark Shapiro
                        Title: Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                          PERIOD ENDING AUGUST 31, 2002


The information which is required to be prepared with respect to the Payment Date of September 20, 2002, and with respect to the performance of the Trust during the period of August 1, 2002 through August 31, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the
                  Class A Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            2.  The amount of distribution in respect to principal payment to the
                  Class B Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            3.  The amount of distribution in respect to principal payment to the
                  Class C Noteholder .......................................................                   $                 --
                                                                                                               --------------------

            4.  The amount of distribution in respect to principal payment to the
                  Class D Noteholder .......................................................                   $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest ......                   $            3.58778
                                                                                                               --------------------

            2.  The amount of distribution in respect to the Class B Monthly Interest ......                   $            4.47667
                                                                                                               --------------------

            3.  The amount of distribution in respect to the Class C Monthly Interest ......                   $            6.34333
                                                                                                               --------------------

            4.  The amount of distribution in respect to the Class D Monthly Interest ......                   $           14.78778
                                                                                                               --------------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder ......                   $            3.58778
                                                                                                               --------------------

            2.  The total amount of distribution in respect to the Class B Noteholder ......                   $            4.47667
                                                                                                               --------------------

            3.  The total amount of distribution in respect to the Class C Noteholder ......                   $            6.34333
                                                                                                               --------------------

            4.  The total amount of distribution in respect to the Class D Noteholder ......                   $           14.78778
                                                                                                               --------------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date ...........                   $     405,001,422.02
                                                                                                               --------------------

            2.  The aggregate amount of such Collections with respect to Finance
                  Charge and Administrative Receivables for the Monthly Period
                  preceding such Payment Date ..............................................                   $      46,046,924.18
                                                                                                               --------------------

            3.  Recoveries for the preceding Monthly Period ................................                   $         935,941.42
                                                                                                               --------------------

            4.  The Defaulted Amount for the preceding Monthly Period ......................                   $      16,868,479.86
                                                                                                               --------------------

            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
                  Monthly Period, and the denominator is the average Receivables for
                  the preceding Monthly Period .............................................                                   8.76%
                                                                                                               --------------------

            6.  The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period ................................                   $   2,112,066,702.47
                                                                                                               --------------------

            7.  The total amount of Principal Receivables in the trust as of the last
                  day of the preceding Monthly Period. .....................................                   $   2,155,058,719.59
                                                                                                               --------------------

            8.  The total amount of Finance Charge and Administrative Receivables in
                  the Trust at the beginning of the preceding Monthly Period. ..............                   $      50,108,746.33
                                                                                                               --------------------

            9.  The total amount of Finance Charge and Administrative Receivables in
                  the Trust as of the last day of the preceding Monthly Period  ............                   $      49,717,285.04
                                                                                                               --------------------

            10. The aggregated Adjusted Invested Amounts of all Series of Notes
                   outstanding as of the last day of the preceding Monthly Period ..........                   $   1,766,818,063.00
                                                                                                               --------------------

            11. The Transferor Interest as of the last day of the preceding
                  Monthly Period ...........................................................                   $     388,240,656.59
                                                                                                               --------------------

            12. The Transferor Percentage as of the last day of the preceding
                  Monthly Period ...........................................................                                  18.02%
                                                                                                               --------------------

            13. The Required Transferor Percentage .........................................                                   7.00%
                                                                                                               --------------------

            14. The monthly principal payment rate for the preceding Monthly Period ........                                 19.176%
                                                                                                               --------------------

            15. The balance in the Excess Funding Account as of the last day of the
                  preceding  Monthly Period ................................................                   $                 --
                                                                                                               --------------------

            16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                     Percentage         Aggregate
                                                                      of Total           Account
                                                                     Receivables         Balance
                     (a) Delinquent between 30 days and 59 days           2.094%    $ 46,171,392.10
                     (b) Delinquent between 60 days and 89 days           1.501%    $ 33,083,636.27
                     (c) Delinquent between 90 days and 119 days          1.177%    $ 25,944,646.20
                     (d) Delinquent between 120 days and 149 days         0.924%    $ 20,371,817.38
                     (e) Delinquent between 150 days and 179 days         0.952%    $ 20,998,909.90
                     (f) Delinquent 180 days or greater                   0.000%    $      8,777.77
                                                                     ----------     ---------------
                     (e) Aggregate                                        6.648%    $146,579,179.62
                                                                     ==========     ===============

V.    Information regarding Series 2002-A

            1.  The amount of Principal Receivables in the Trust  represented by the
                  Invested Amount of Series 2002-A as of the last day of the related
                  Monthly Period ...........................................................                   $     300,000,000.00
                                                                                                               --------------------

            2.  The amount of Principal Receivables in the Trust represented by the
                  Adjusted Invested Amount of Series 2002-A on the last day of the
                  related Monthly Period ...................................................                   $     300,000,000.00
                                                                                                               --------------------
                                                                                              NOTE FACTORS
            3.  The amount of Principal Receivables in the Trust represented by the
                  Class A Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $     240,000,000.00
                                                                                                               --------------------

            4.  The amount of Principal Receivables in the Trust represented by the
                  Class B Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $      27,750,000.00
                                                                                                               --------------------

            5.  The amount of Principal Receivables in the Trust represented by the
                  Class C Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $      21,750,000.00
                                                                                                               --------------------

            6.  The amount of Principal Receivables in the trust represented by the
                  Class D Note Principal Balance on the last day of the related
                  Monthly Period ...........................................................     1.0000        $      10,500,000.00
                                                                                                               --------------------

            7.  The Floating Investor Percentage with respect to the period:

            July 18, 2002 through July 29, 2002 ............................................                             14.4202395%
                                                                                                               --------------------
            July 30, 2002 through July 31, 2002 ............................................                             14.1373402%
                                                                                                               --------------------
            August 1, 2002 through August 26, 2002 .........................................                             14.2040969%
                                                                                                               --------------------
            August 27, 2002 through August 31, 2002 ........................................                             13.8581709%
                                                                                                               --------------------

            8.  The Fixed Investor Percentage with respect to the period:

            July 18, 2002 through July 29, 2002 ............................................                            N/A
                                                                                                               --------------------
            July 30, 2002 through July 31, 2002 ............................................                            N/A
                                                                                                               --------------------
            August 1, 2002 through August 26, 2002 .........................................                            N/A
                                                                                                               --------------------
            August 27, 2002 through August 31, 2002 ........................................                            N/A
                                                                                                               --------------------

            9.  The amount of Investor Principal Collections applicable to
                  Series 2002-A ............................................................                   $      82,262,784.25
                                                                                                               --------------------

            10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment Date to be
                   treated as Servicer Interchange. ........................................                   $          62,500.00
                                                                                                               --------------------

            10b. The amount of Available Finance Charge Collections on deposit in
                   the Collection Account on the related Payment Date ......................                   $       7,627,809.91
                                                                                                               --------------------

            10c. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant
                   to Section 8.04(a) of the Master Indenture ..............................                   $       1,802,589.06
                                                                                                               --------------------

            11. The Investor Default Amount for the related Monthly Period .................                   $       4,654,950.62
                                                                                                               --------------------

            12. The Monthly Servicing Fee for the related Monthly Period ...................                   $         500,000.00
                                                                                                               --------------------

            13. Trust yields for the related Monthly Period

                a.  The cash yield for the related Monthly Period  .........................                                  37.97%
                                                                                                               --------------------

                b.  The default rate for the related Monthly Period ........................                                  18.62%
                                                                                                               --------------------

                c.  The Net Portfolio Yield for the related Monthly Period .................                                  19.35%
                                                                                                               --------------------

                d.  The Base Rate for the related Monthly Period ...........................                                   7.11%
                                                                                                               --------------------

                e.  The Excess Spread Percentage for the related Monthly Period ............                                  12.24%
                                                                                                               --------------------

                f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..                                  12.24%
                                                                                                               --------------------

                        i)   Excess Spread Percentage related to Aug-02 ....................                                  12.24%
                                                                                                               --------------------

                        ii)  Excess Spread Percentage related to Jul-02 ....................                            N/A
                                                                                                               --------------------

                        iii) Excess Spread Percentage related to Jun-02 ....................                            N/A
                                                                                                               --------------------

            14. Trust yields from August 1 - August 31, 2002 (Disclosure purposes only)

                a.  The cash yield for the related Monthly Period.. ........................                                  26.07%
                                                                                                               --------------------

                b.  The default rate for the related Monthly Period ........................                                   9.41%
                                                                                                               --------------------

                c.  The Net Portfolio Yield for the related Monthly Period .................                                  16.66%
                                                                                                               --------------------

            14. Floating Rate Determinations:


            LIBOR for the Interest Period from July 18 through and including
              August 19, 2002  .............................................................                                1.83750%
                                                                                                               --------------------
            LIBOR for the Interest Period from August 20 through and including
              September 19, 2002 ...........................................................                                1.79750%
                                                                                                               --------------------

            15. Principal Funding Account

                a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                      deposits and withdraws for the related Payment Date) .................                   $                 --
                                                                                                               --------------------

                b.  The Accumulation Shortfall with respect to the related Monthly
                      Period ...............................................................                   $                 --
                                                                                                               --------------------

                c.  The Principal Funding Investment Proceeds deposited in the
                      Collection Account to be treated as Available Finance Charge
                      Collections ..........................................................                   $                 --
                                                                                                               --------------------

            16. Reserve Account

                a.  The amount on deposit in the Reserve Account on the related
                      Payment Date (after taking into consideration deposits and
                      withdraws for the related Payment Date) ..............................                   $                 --
                                                                                                               --------------------

                b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                      Available Finance Charge Collections .................................                   $                 --
                                                                                                               --------------------

                c.  Interest earnings on the Reserve Account deposited into the
                      Collection Account to be treated as Available Finance Charge
                      Collections ..........................................................                   $                 --
                                                                                                               --------------------

            17. Cash Collateral Account

                a.  The Required Cash Collateral Account Amount on the related
                      Payment Date .........................................................                   $       6,000,000.00
                                                                                                               --------------------

                b.  The Available Cash Collateral Account Amount on the related
                      Payment Date .........................................................                   $       6,000,000.00
                                                                                                               --------------------

            18. Investor Charge-Offs

                a.  The aggregate amount of Investor Charge-Offs for the related
                      Monthly Period .......................................................                   $                 --
                                                                                                               --------------------

                b.  The aggregate amount of Investor Charge-Offs reimbursed on the
                      Payment Date .........................................................                   $                 --
                                                                                                               --------------------

            19. The Monthly Principal Reallocation Amount for the related Monthly
                  Period ...................................................................                   $                 --
                                                                                                               --------------------

                        Advanta Bank Corp.
                        as Servicer

                        By:    /s/ MARK SHAPIRO
                        Name:  Mark Shapiro
                        Title: Assistant Vice President - Structured Finance